                                                                       EXHIBIT 8

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1


                                  (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                JANUARY 25, 2006

                              (MERRILL LYNCH LOGO)


                                IMPORTANT NOTICES



The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market pice volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
------------
UNDERWRITER                ML
ISSUER                     SURF
DEPOSITOR
SELLER
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS

ORIGINATORS              GROUP (%)     TOTAL (%)
-----------              ---------     ---------
SURF                           100           100

SERVICERS                GROUP (%)     TOTAL (%)
-----------              ---------     ---------
Wilshire                       100           100

        FICO            AGG UPB          AGG %
        ----            -------          -----
        < 500             124,902         0.01%
      500 - 519        14,103,188         0.90%
      520 - 539        71,392,942         4.55%
      540 - 559       120,089,051         7.65%
      560 - 579       179,860,898        11.45%
      580 - 599       245,068,586        15.61%
      600 - 619       301,195,104        19.18%
      620 - 639       225,987,933        14.39%
      640 - 659       205,208,203        13.07%
      660 - 679        76,461,913         4.87%
      680 - 699        59,213,153         3.77%
      700 - 719        28,330,254         1.80%
      720 - 739        21,278,020         1.36%
      740 - 759        13,438,647         0.86%
      760 - 779         4,926,852         0.31%
      780 - 799         3,151,000         0.20%
      800 plus            444,380         0.03%

COLLATERAL INFO                     GROUP                    TOTAL
-------------------------     ------------------      ------------------
Gross WAC                                  7.581%                  7.556%
WA CLTV                                    86.81%                  89.00%
CLTV >80%                                  68.72%                  74.28%
CLTV >90%                                  40.74%                  50.38%
CLTV >95%                                  33.34%                  43.29%
LB <$50,000                                 4.03%                   3.43%
LB $50k - $100k                            13.73%                  13.00%
LB $100k - $150k                           21.91%                  17.19%
WA FICO                                    603.0                   612.0
<560 FICO                                  17.12%                  13.10%
560 - 600 FICO                             30.36%                  27.06%
SF / TH / PUD                              91.37%                  91.69%
2-4 Family                                  4.30%                   3.91%
Condo                                       4.31%                   4.39%
Manufactured Housing (MH)                   0.02%                   0.01%
Other                                       0.00%                   0.00%
Primary                                    97.21%                  98.13%
Second                                      0.59%                   0.43%
Investment                                  2.20%                   1.44%
Full / Alt                                 56.66%                  47.20%
Stated / Limited                           42.72%                  52.00%
NINA                                        0.00%                   0.01%
1st Lien                                   95.24%                  93.18%
2nd Lien                                    4.76%                   6.82%
State 1                                       CA                      CA
%                                          11.20%                  21.57%
State 2                                       IL                      FL
%                                           7.38%                   7.04%
State 3                                       FL                      TX
%                                           6.54%                   6.04%
State 4                                       TX                      IL
%                                           4.74%                   5.73%
State 5                                       MD                      NY
%                                           4.68%                   4.27%
ARM / HYB                                  84.15%                  80.94%
Fixed                                      15.85%                  19.06%
Purchase                                   31.16%                  46.99%
Refi-RT                                     4.59%                   3.25%
Refi-CO                                    64.25%                  49.75%
Size                                $822,583,211          $1,570,275,023
AVG Balance                         $    129,154          $      145,855
Loan Count                                 6,369                  10,766
Interest Only (IO)                         24.42%                  29.77%
Negative Amortization                       0.00%                   0.00%

  GWAC        AGG ARM UPB        ARM %         AGG FIX UPB        FIX %
---------     -----------     -----------      -----------     -----------
0 - 4.5
4.5 - 5           613,000            0.05%
5 - 5.5         6,698,949            0.53%
5.5 - 6        59,140,493            4.65%       3,882,216            1.30%
6 - 6.5       149,452,559           11.76%      25,434,709            8.50%
6.5 - 7       319,558,900           25.14%      47,956,398           16.02%
7 - 7.5       277,682,161           21.85%      44,012,292           14.70%
7.5 - 8       238,615,658           18.78%      39,993,271           13.36%
8 - 8.5       100,792,301            7.93%      18,076,866            6.04%
8.5 - 9        68,769,338            5.41%      14,794,300            4.94%
9 - 9.5        24,063,452            1.89%       8,552,205            2.86%
9.5 - 10       14,985,849            1.18%      24,393,423            8.15%
10 - 10.5       6,346,493            0.50%      19,063,367            6.37%
10.5 - 11       3,656,330            0.29%      22,169,208            7.41%
11 - 11.5         511,009            0.04%      14,438,009            4.82%
11.5 - 12          64,000            0.01%       8,928,923            2.98%
12 - 12.5                                        7,455,121            2.49%
12.5 - 13                                          174,223            0.06%
13 - 13.5
13.5 - 14
14 - 14.5
14.5 +

RATINGS
--------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

CREDIT ENHANCEMENT
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

                                                                COMBINED LTV
                  ----------------------------------------------------------------------------------------------------------
    FIXED            0% -        60.1% -       70.1% -       75.1% -       79.1% -       80.1% -       90.1% -
   FULL DOC          60%           70%           75%           79%           80%           90%           95%         95.1% +
-------------     --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560         0.28%         0.32%         0.14%         0.11%         0.25%         0.46%         0.02%         0.03%
  560 - 599           0.32%         0.25%         0.18%         0.11%         0.21%         0.80%         0.15%         0.86%
  600 - 619           0.14%         0.10%         0.10%         0.04%         0.12%         0.40%         0.17%         1.17%
  620 - 659           0.10%         0.08%         0.04%         0.02%         0.15%         0.74%         0.16%         1.05%
  660 - 699           0.01%         0.04%         0.01%         0.00%         0.01%         0.04%         0.03%         0.33%
  700 - 740           0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.01%         0.10%
    740 +             0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.05%


                                                                COMBINED LTV
                  ----------------------------------------------------------------------------------------------------------
    FIXED            0% -        60.1% -       70.1% -       75.1% -        79.1% -      80.1% -       90.1% -
 NOT FULL DOC        60%           70%           75%           79%            80%          90%           95%         95.1% +
--------------    --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560         0.12%         0.11%         0.06%         0.06%         0.08%         0.11%         0.00%         0.02%
  560 - 599           0.14%         0.19%         0.12%         0.08%         0.16%         0.37%         0.04%         0.16%
  600 - 619           0.20%         0.09%         0.08%         0.02%         0.05%         0.22%         0.04%         0.80%
  620 - 659           0.09%         0.10%         0.07%         0.09%         0.06%         0.52%         0.27%         2.29%
  660 - 699           0.07%         0.08%         0.02%         0.00%         0.01%         0.04%         0.05%         1.40%
  700 - 740           0.00%         0.00%         0.01%         0.00%         0.01%         0.01%         0.00%         0.54%
    740 +             0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.30%


                                                                COMBINED LTV
                  ----------------------------------------------------------------------------------------------------------
AMORTIZING ARM       0% -        60.1% -       70.1% -       75.1% -        79.1% -      80.1% -       90.1% -
   FULL DOC          60%           70%           75%           79%            80%          90%           95%         95.1% +
--------------    --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560         0.43%         1.00%         0.71%         0.36%         1.03%         2.27%         0.06%         0.15%
   560 - 599          0.29%         0.70%         0.43%         0.26%         0.63%         3.20%         1.19%         4.01%
   600 - 619          0.15%         0.14%         0.15%         0.13%         0.15%         0.96%         0.45%         2.33%
   620 - 659          0.06%         0.05%         0.12%         0.00%         0.20%         1.14%         0.59%         1.90%
   660 - 699          0.03%         0.01%         0.00%         0.00%         0.01%         0.09%         0.03%         0.40%
   700 - 740          0.00%         0.00%         0.00%         0.00%         0.00%         0.03%         0.00%         0.14%
     740 +            0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.05%

                                                                COMBINED LTV
                  ----------------------------------------------------------------------------------------------------------
AMORTIZING ARM       0% -        60.1% -       70.1% -       75.1% -       79.1% -      80.1% -       90.1% -
 NOT FULL DOC        60%           70%           75%           79%           80%          90%           95%          95.1% +
--------------    --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560         0.33%         0.59%         0.34%         0.15%        0.78%          0.35%         0.04%         0.10%
   560 - 599          0.37%         0.66%         0.63%         0.25%        0.88%          1.57%         0.47%         0.44%
   600 - 619          0.18%         0.28%         0.18%         0.17%        0.32%          1.32%         0.46%         3.57%
   620 - 659          0.05%         0.04%         0.09%         0.03%        0.30%          2.55%         1.05%         3.64%
   660 - 699          0.03%         0.00%         0.03%         0.03%        0.06%          0.04%         0.08%         1.71%
   700 - 740          0.00%         0.01%         0.00%         0.00%        0.03%          0.03%         0.01%         0.60%
     740 +            0.00%         0.00%         0.00%         0.00%        0.00%          0.01%         0.01%         0.29%

                                                                    COMBINED LTV
                      ----------------------------------------------------------------------------------------------------------
NON-AMORTIZING ARM       0% -        60.1% -       70.1% -       75.1% -        79.1% -      80.1% -       90.1% -
     FULL DOC            60%           70%           75%           79%            80%          90%           95%         95.1% +
-------------------   --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560            0.16%          0.19%         0.15%         0.07%         0.23%         0.41%         0.00%         0.01%
   560 - 599             0.18%          0.29%         0.36%         0.26%         0.24%         1.43%         0.15%         0.97%
   600 - 619             0.06%          0.12%         0.11%         0.02%         0.08%         0.51%         0.20%         1.39%
   620 - 659             0.00%          0.01%         0.08%         0.05%         0.13%         1.08%         0.28%         1.12%
   660 - 699             0.02%          0.00%         0.00%         0.00%         0.01%         0.04%         0.07%         0.65%
   700 - 740             0.00%          0.00%         0.00%         0.00%         0.00%         0.03%         0.00%         0.19%
     740 +               0.00%          0.00%         0.00%         0.00%         0.00%         0.00%         0.02%         0.09%

                                                                    COMBINED LTV
                      ----------------------------------------------------------------------------------------------------------
NON-AMORTIZING ARM       0% -        60.1% -       70.1% -       75.1% -        79.1% -      80.1% -       90.1% -
   NOT FULL DOC          60%           70%           75%           79%            80%          90%           95%         95.1% +
-------------------   --------      --------      --------      --------      --------      --------      --------      --------
 FICO RANGE
Less than 560            0.09%         0.26%          0.24%         0.00%         0.28%         0.06%         0.00%         0.08%
   560 - 599             0.21%         0.45%          0.33%         0.13%         0.73%         0.71%         0.20%         0.28%
   600 - 619             0.10%         0.05%          0.21%         0.10%         0.13%         0.68%         0.11%         0.69%
   620 - 659             0.00%         0.00%          0.08%         0.02%         0.20%         1.47%         0.54%         4.72%
   660 - 699             0.02%         0.05%          0.00%         0.04%         0.04%         0.15%         0.12%         2.77%
   700 - 740             0.00%         0.00%          0.00%         0.00%         0.01%         0.05%         0.00%         1.36%
     740 +               0.00%         0.00%          0.00%         0.00%         0.00%         0.00%         0.00%         0.55%

   CHECK FOR 0'S
   Total equals 100%     0.00%
   GT 80% Match          0.00%
   ARM Match             0.00%
   IO Match              0.00%
   FICO % Match          0.00%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%

AGGREGATE

                                  %
APPENDIX A #10                PRINCIPAL
                               BALANCE              GWAC              FICO              LTV              CLTV              PURCH
----------------------      -------------      -------------       ------------     ------------      ------------      -----------
Fixed Rate First Lien               12.24%               7.36%              603            77.44%            81.42%           22.07%
Fixed Rate Second Lien               6.82              10.599               648            99.73             99.73            86.08
ARM First Lien                      80.94               7.329               610            80.72             89.24            47.47
TOTAL:                             100.00%               7.56%              612            81.62%            89.00%           46.99%



GROUP 1

                                  %
APPENDIX A #10                PRINCIPAL
                               BALANCE              GWAC              FICO              LTV              CLTV              PURCH
----------------------      -------------      -------------       ------------     ------------      ------------      -----------
Fixed Rate First Lien               11.09%              7.50%               604            78.74%            82.57%           16.52%
Fixed Rate Second Lien               4.76             10.764                638            99.67             99.67            74.18
ARM First Lien                      84.15              7.411                600            80.43             86.65            30.66
TOTAL:                             100.00%              7.58%               603            81.16%            86.81%           31.16%